UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2016

Galenfeha, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-188800	46-2283393
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
	420 Throckmorton Street, Suite 200	76102
	Ft. Worth, Texas 76102	(Zip Code)
(Address of principal executive offices)

(800) 280-2404
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On April 18, 2016 the Company entered into a Convertible Promissory Note (“Adar Note”) with Adar Bays, LLC pursuant to which the Company issued Adar Bays, LLC a convertible note in the amount of $52,500 with an original issue discount in the amount of $2,500. Complete details of the terms and conditions of this note can be found on the company’s latest form 10Q filed with the Securities and Exchange Commission.

As of the date of this filing, this note has been paid in full and extinguished. No common stock was converted under this note, and there is no common stock remaining to be converted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2016

GALENFEHA, INC.

/s/ James Ketner
James Ketner
President/CEO